EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary

	3Q 2013	3Q 2012

Core Results (millions)	$1,588	$1,379
EPS - Diluted	$1.97	$1.70

Reported Net Income (millions)	$1,583	$1,375
EPS - Diluted	$1.96	$1.69

Total Worldwide Sales Volumes (mboe/day)	765	765
Total Worldwide Production Volumes (mboe/day)	767	766

Total Worldwide Crude Oil Realizations ($/BBL)	$103.95	$96.62
Total Worldwide NGL Realizations ($/BBL)	$40.53	$40.65
Domestic Natural Gas Realizations ($/MCF)	$3.27	$2.48

Wtd. Average Basic Shares O/S (millions)	805.1	809.7
Wtd. Average Diluted Shares O/S (millions)	805.7	810.4

	YTD 2013	YTD 2012

Core Results (millions)	$4,223	$4,271
EPS - Diluted	$5.23	$5.26

Reported Net Income (millions)	$4,260	$4,262
EPS - Diluted	$5.28	$5.25

Total Worldwide Sales Volumes (mboe/day)	758	757
Total Worldwide Production Volumes (mboe/day)	767	762

Total Worldwide Crude Oil Realizations ($/BBL)	$100.04	$101.20
Total Worldwide NGL Realizations ($/BBL)	$39.87	$45.21
Domestic Natural Gas Realizations ($/MCF)	$3.39	$2.47

Wtd. Average Basic Shares O/S (millions)	804.8	810.1
Wtd. Average Diluted Shares O/S (millions)	805.4	810.8

Shares Outstanding (millions)	806.1	810.2

Cash Flow from Operations (millions)	$9,800	$8,500

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Third Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,363			$2,363

Chemical	181			181

Midstream, marketing and other	212			212

Corporate
Interest expense, net	(28)			(28)

Other	(103)			(103)

Taxes	(1,037)			(1,037)

Income from continuing operations	1,588	-		1,588
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,583	$5		$1,588

Basic Earnings Per Common Share
Income from continuing operations	$1.97
Discontinued operations, net	(0.01)
Net Income	$1.96			$1.97

Diluted Earnings Per Common Share
Income from continuing operations	$1.97
Discontinued operations, net	(0.01)
Net Income	$1.96			$1.97

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Third Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,026			$2,026

Chemical	162			162

Midstream, marketing and other	156			156

Corporate
Interest expense, net	(34)			(34)

Other	(76)			(76)

Taxes	(855)			(855)

Income from continuing operations	1,379	-		1,379
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,375	$4		$1,379

Basic Earnings Per Common Share
Income from continuing operations	$1.70
Discontinued operations, net	(0.01)
Net Income	$1.69			$1.70

Diluted Earnings Per Common Share
Income from continuing operations	$1.70
Discontinued operations, net	(0.01)
Net Income	$1.69			$1.70

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Nine Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$6,383			$6,383

Chemical	615	(131)	Carbocloro sale gain	484

Midstream, marketing and other	475			475

Corporate
Interest expense, net	(87)			(87)

Other	(330)	55	Charge for former executives and consultants (a)	(275)

Taxes	(2,782)	25	Tax effect of pre-tax adjustments	(2,757)

Income from continuing operations	4,274	(51)		4,223
Discontinued operations, net of tax	(14)	14	Discontinued operations, net	-
Net Income	$4,260	$(37)		$4,223

Basic Earnings Per Common Share
Income from continuing operations	$5.30
Discontinued operations, net	(0.02)
Net Income	$5.28			$5.24

Diluted Earnings Per Common Share
Income from continuing operations	$5.30
Discontinued operations, net	(0.02)
Net Income	$5.28			$5.23

(a) Reflects pre-tax charge for the estimated cost related to the employment and post-employment benefits for the
Company's former Executive Chairman and termination of certain other employees and consulting arrangements.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Nine Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$6,573			$6,573

Chemical	540			540

Midstream, marketing and other	364			364

Corporate
Interest expense, net	(87)			(87)

Other	(250)			(250)

Taxes	(2,869)			(2,869)

Income from continuing operations	4,271	-		4,271
Discontinued operations, net of tax	(9)	9	Discontinued operations, net	-
Net Income	$4,262	$9		$4,271

Basic Earnings Per Common Share
Income from continuing operations	$5.26
Discontinued operations, net	(0.01)
Net Income	$5.25			$5.26

Diluted Earnings Per Common Share
Income from continuing operations	$5.26
Discontinued operations, net	(0.01)
Net Income	$5.25			$5.26

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2013	2013	2012	2013	2012
REPORTED INCOME	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	2,363	2,100	2,026	6,383	6,573
Chemical	181	275	162	615	540
Midstream, marketing and other	212	48	156	475	364
Corporate & other	(131)	(195)	(110)	(417)	(337)
Pre-tax income	2,625	2,228	2,234	7,056	7,140

Income tax expense
Federal and state	461	332	286	1,085	986
Foreign	576	569	569	1,697	1,883
Total	1,037	901	855	2,782	2,869

Income from continuing operations	1,588	1,327	1,379	4,274	4,271

Worldwide effective tax rate	40%	40%	38%	39%	40%

	2013	2013	2012	2013	2012
CORE RESULTS	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	2,363	2,100	2,026	6,383	6,573
Chemical	181	144	162	484	540
Midstream, marketing and other	212	48	156	475	364
Corporate & other	(131)	(140)	(110)	(362)	(337)
Pre-tax income	2,625	2,152	2,234	6,980	7,140

Income tax expense
Federal and state	461	331	286	1,084	986
Foreign	576	545	569	1,673	1,883
Total	1,037	876	855	2,757	2,869

Core results	1,588	1,276	1,379	4,223	4,271

Worldwide effective tax rate	40%	41%	38%	39%	40%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2013	2013	B / (W)
Oil & Gas	$2,363	$2,100	$263
Chemical	181	275	(94)
Midstream, marketing and other	212	48	164
Corporate
Interest expense, net	(28)	(29)	1
Other	(103)	(166)	63
Taxes	(1,037)	(901)	(136)
Income from continuing operations	1,588	1,327	261
Discontinued operations, net	(5)	(5)	-
Net Income	$1,583	$1,322	$261

Earnings Per Common Share
Basic	$1.96	$1.64	$0.32
Diluted	$1.96	$1.64	$0.32

Worldwide Effective Tax Rate	40%	40%	0%

OCCIDENTAL PETROLEUM
2013 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Second
	Quarter	Quarter
	2013	2013	B / (W)
Oil & Gas	$2,363	$2,100	$263
Chemical	181	144	37
Midstream, marketing and other	212	48	164
Corporate
Interest expense, net	(28)	(29)	1
Other	(103)	(111)	8
Taxes	(1,037)	(876)	(161)
Core Results	$1,588	$1,276	$312

Core Results Per Common Share
Basic	$1.97	$1.58	$0.39
Diluted	$1.97	$1.58	$0.39

Worldwide Effective Tax Rate	40%	41%	1%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
3Q13 vs. 2Q13
($ in millions)
$2,100
$240
$28
$25
$10
$10
$2,363
2Q13
Sales Price
Sales Volume
Higher Operating Costs
Lower Exploration Costs
All Others
3Q13

Chemical Variance Analysis
3Q13 vs. 2Q13
($ in millions)
$144
$4
$13
$31
$3
$181
2Q13
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
3Q13
* Lower energy and feedstock costs

Midstream Variance Analysis
3Q13 vs. 2Q13
($ in millions)
$48
$113
$18
$33
$212
2Q13
Marketing and Trading
Power Generation
Pipelines
3Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$2,363	$2,026	$337
Chemical	181	162	19
Midstream, marketing and other	212	156	56
Corporate
Interest expense, net	(28)	(34)	6
Other	(103)	(76)	(27)
Taxes	(1,037)	(855)	(182)
Income from continuing operations	1,588	1,379	209
Discontinued operations, net	(5)	(4)	(1)
Net Income	$1,583	$1,375	$208

Earnings Per Common Share
Basic	$1.96	$1.69	$0.27
Diluted	$1.96	$1.69	$0.27

Worldwide Effective Tax Rate	40%	38%	-2%

OCCIDENTAL PETROLEUM
2013 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Third
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$2,363	$2,026	$337
Chemical	181	162	19
Midstream, marketing and other	212	156	56
Corporate
Interest expense, net	(28)	(34)	6
Other	(103)	(76)	(27)
Taxes	(1,037)	(855)	(182)
Core Results	$1,588	$1,379	$209

Core Results Per Common Share
Basic	$1.97	$1.70	$0.27
Diluted	$1.97	$1.70	$0.27

Worldwide Effective Tax Rate	40%	38%	-2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
3Q13 vs. 3Q12
($ in millions)
$2,026
$375
$11
$169
$182
$14
$2,363
3Q12
Sales Price
Sales Volume
Lower Operating Costs
Higher DD&A Rate
All Others
3Q13

Chemical Variance Analysis
3Q13 vs. 3Q12
($ in millions)
$162
$48
$14
$41
$2
$181
3Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
3Q13
* Higher energy and feedstock costs

Midstream Variance Analysis
3Q13 vs. 3Q12
($ in millions)
$156
$10
$8
$17
$21
$212
3Q12
Marketing and Trading
Power Generation
Gas Processing
Pipelines
3Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2013	2012	2013	2012
NET PRODUCTION PER DAY:

United States
Oil (MBBL)
	California	89	88	88	87
	Permian	146	144	146	140
Midcontinent and other		32	28	30	24
	Total	267	260	264	251
NGLs (MBBL)
	California	21	18	21	16
	Permian	41	40	40	39
Midcontinent and other		17	16	17	18
	Total	79	74	78	73
Natural Gas (MMCF)
	California	260	247	261	261
	Permian	148	151	161	153
Midcontinent and other		373	414	377	414
	Total	781	812	799	828

Latin America
Oil (MBBL)	Colombia	30	30	29	28

Natural Gas (MMCF)	Bolivia	12	12	13	13

Middle East / North Africa
Oil (MBBL)
	Dolphin	7	7	7	8
	Oman	69	69	67	65
	Qatar	69	69	68	71
	Other	35	38	40	41
	Total	180	183	182	185

NGLs (MBBL)	Dolphin	7	7	7	9
	Other	-	1	-	-
	Total	7	8	7	9

Natural Gas (MMCF)
	Dolphin	145	147	141	171
	Oman	53	57	55	57
	Other	233	237	236	229
	Total	431	441	432	457

Barrels of Oil Equivalent (MBOE)		767	766	767	762

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2013	2012	2013	2012
NET SALES VOLUMES PER DAY:
United States
Oil (MBBL)		267	259	264	251
NGLs (MBBL)		79	74	78	73
Natural Gas (MMCF)		781	807	800	825

Latin America
Oil (MBBL)		30	30	29	28
Natural Gas (MMCF)		12	12	13	13

Middle East / North Africa
Oil (MBBL)
	Dolphin	7	7	6	8
	Oman	72	67	69	64
	Qatar	70	68	67	70
	Other	29	42	30	38
	Total	178	184	172	180

NGLs (MBBL)	Dolphin	7	8	7	9

Natural Gas (MMCF)		431	441	432	457

Barrels of Oil Equivalent (MBOE)		765	765	758	757

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2013	2012	2013	2012

OIL & GAS:
REALIZED PRICES
United States
Oil ($/BBL)	104.30	91.97	97.07	95.83
NGLs ($/BBL)	41.36	41.66	40.56	46.60
Natural gas ($/MCF)	3.27	2.48	3.39	2.47

Latin America
Oil ($/BBL)	105.64	95.04	104.13	98.50
Natural gas ($/MCF)	11.17	12.13	11.36	11.93

Middle East / North Africa
Oil ($/BBL)	103.12	103.46	103.96	109.22
NGLs ($/BBL)	31.67	30.89	32.31	33.61

Total Worldwide
Oil ($/BBL)	103.95	96.62	100.04	101.20
NGLs ($/BBL)	40.53	40.65	39.87	45.21
Natural gas ($/MCF)	2.48	1.97	2.56	1.97

INDEX PRICES
WTI oil ($/BBL)	105.83	92.22	98.14	96.21
Brent oil ($/BBL)	109.71	109.48	108.57	112.24
NYMEX gas ($/MCF)	3.62	2.76	3.66	2.62

REALIZED PRICES AS PERCENTAGE OF INDEX PRICES
Worldwide oil as a percentage of WTI	98%	105%	102%	105%
Worldwide oil as a percentage of Brent	95%	88%	92%	90%
Worldwide NGLs as a percentage of WTI	38%	44%	41%	47%
Domestic natural gas as a percentage of NYMEX	90%	90%	92%	94%

	Third Quarter		Nine Months
	2013	2012	2013	2012
Exploration Expense
United States	$52	$45	$137	$186
Latin America	5	1	5	1
Middle East / North Africa	11	23	54	76
	$68	$69	$196	$263

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
Capital Expenditures ($MM)	2013	2012	2013	2012
Oil & Gas
California	$397	$544	$1,076	$1,647
Permian	416	559	1,287	1,496
Midcontinent and other	215	278	641	1,120
Latin America	91	76	236	185
Middle East / North Africa	505	520	1,601	1,378
Exploration	106	160	287	514
Chemical	131	75	299	192
Midstream, marketing and other	323	364	979	1,118
Corporate	87	15	145	66
TOTAL	2,271	2,591	6,551	7,716
Non-controlling interest contributions	(80)	-	(145)	-
	$2,191	$2,591	$6,406	$7,716

Depreciation, Depletion &	Third Quarter		Nine Months
Amortization of Assets ($MM)	2013	2012	2013	2012
Oil & Gas
Domestic	$750	$614	$2,222	$1,784
Latin America	30	30	87	86
Middle East / North Africa	405	356	1,145	1,019
Chemical	88	86	260	257
Midstream, marketing and other	52	54	154	154
Corporate	9	8	28	20
TOTAL	$1,334	$1,148	$3,896	$3,320

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Sep-13	31-Dec-12

CAPITALIZATION

Long-Term Debt (including current maturities)	$7,561	$7,623

EQUITY	$42,968	$40,048

Total Debt To Total Capitalization	15%	16%